Supplement dated March 23, 2022
to the Prospectus dated May 1, 2016 for
Advantage Plus
Issued by
Protective Life Insurance Company
United Investors Universal Life Variable Account
And to the Prospectus dated July 2, 2012 for
Advantage Gold
Issued by
Protective Life Insurance Company
United Investors Advantage Gold Variable Account
And to the Prospectus dated July 2, 2012 for
Advantage I
Issued by
Protective Life Insurance Company
United Investors Life Variable Account
And to the Prospectus dated May 1, 2017 for
Advantage II
Issued by
Protective Life Insurance Company
United Investors Annuity Variable Account

This Supplement amends certain information in your variable product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective March 28, 2022, the BNY Mellon VIP Government Money Market Portfolio will be available.

On or about April 27, 2022, the Delaware Ivy Government Money Market will be liquidated and dissolved (the “Liquidation Date”).

Contract Value on the Date of Liquidation.  If you have Contract Value allocated to the Delaware Ivy Government Money Market Portfolio as of 3:00 P.M. Central Standard Time on April 27, 2022, Protective will automatically transfer that Contract Value to the BNY Mellon VIP Government Money Market Portfolio (the “Money Market Subaccount”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred.  Any request we receive at or after 3:00 P.M. Central Standard Time on April 26, 2022, for the allocation of premium or transfer of Contract Value to the Delaware Ivy Government Money Market Portfolio will result in an allocation of such premium or Contract Value to the Money Market Subaccount.

Transfer Rights.  Under your Contract, you are permitted to transfer Contract Value among the Investment Options currently available under your Contract. The currently available Investment Options are:

Ivy Variable Insurance Portfolios:

-
Delaware Ivy VIP Asset Strategy
-
Delaware Ivy VIP Balanced
-
Delaware Ivy VIP Core Equity
-
Delaware Ivy VIP Corporate Bond
-
Delaware Ivy VIP Global Growth
-
Delaware Ivy VIP Growth
-
Delaware Ivy VIP High Income
-
Delaware Ivy VIP Limited Term Bond
-
Delaware Ivy VIP Science & Technology
-
Delaware Ivy VIP Small Cap Growth

If you have Contract Value in the Delaware Ivy Government Money Market, you will receive a letter from us that provides specific instructions on how to transfer your Contract Value from the Delaware Ivy Government Money Market to another Investment Option.

We will not impose any transfer fee on any transfers from the Delaware Ivy Government Money Market to any other Investment Options(s) (including any transfer we make to the Money Market Subaccount on the Liquidation Date) from the date of this Supplement until the Liquidation Date, nor will we count any transfer out of the Delaware Ivy Government Money Market from the date of this Supplement until the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.  We will also not impose any transfer fee on any transfer from the Money Market Subaccount for 60 days after the Liquidation Date nor will we count any transfer out of the Money Market Subaccount for 60 days after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the Portfolios offered through the available Investment Option Sub-Accounts, including the BNY Mellon VIP Government Money Market Portfolio, please call us at 800-456-6330.  If you have any questions, please contact your financial representative, or call us.

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